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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported):June 16, 1999





                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


          Delaware                       333-67329            06-1442101
----------------------------------    -----------------   -------------------
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
        Incorporation)                 File Number)        Identification No.)


    600 Steamboat Road Greenwich,
             Connecticut                                        06830
---------------------------------------                    -----------------
   (Address of Principal Executive                           (Zip Code)
               Offices)


Registrant's telephone number, including area code (203) 622-2700

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



Item 5.  Other Events.

Filing of Computational Materials

     In connection with the proposed offering of the New Century Home Equity Trust, Series 1999-NCA, Asset Backed Pass-Through Certificates Greenwich Capital Markets, Inc., (the "Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Financial Asset Securities Corp. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated June 18, 1999 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets.
                  filed on Form SE dated June 18, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                                By: /s/ James Raezer
                                    -----------------------------------------
                                      Name:   James Raezer
                                      Title:  Vice President



Dated:  June 18, 1999

Exhibit Index


Exhibit                                                             Page

99.1              Collateral Term Sheets
                  filed on Form SE dated June 18, 1999.            5

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                    January 18, 1999


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:   Financial Asset Securities Corp.
                        New Century Home Equity Trust,
                        Series 1999-NCA, Asset Backed
                        Pass-Through Certiifcates
                        -------------------------------

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.



                                            Very truly yours,


                                            /s/ Edward B. Locke
                                            --------------------
                                            Edward B. Locke


Enclosure